U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported):
         December 14, 2000



                            SELECT THERAPEUTICS, INC.
          ------------------------------------------------------------
                     (Exact name of small business issuer as
                            specified in its charter)


        Delaware                     000-27353                    98-0169105
State or other jurisdiction         Commission                (I.R.S. Employer
incorporation or organization       File Number              Identification No.)



              50 Cummings Park, Woburn, MA                   01801
         (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:
                                 (781) 939-0995


              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 7. Financial Statements and Exhibits

     (c) Exhibits

          16.1 Letter, dated December 15, 2000, from KPMG LLP, Registrant's former accountant, to the Securities and Exchange Commission.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      Select Therapeutics, Inc.


Dated: December 27, 2000                              By:  /s/ Robert Bender
                                                           ---------------------
                                                           Robert Bender
                                                           Chairman of the Board